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UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2005

COLLEGE LOAN CORPORATION TRUST I
(Issuer of the Notes)

COLLEGE LOAN CORPORATION
(Depositor of the Issuer of the Notes)

(Exact name of Co-Registrant as specified in its charter)

Delaware California	333-102791-01 333-102791	45-6110137 33-0873915

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

16855 W. Bernardo Drive, Suite 100, San Diego, California            92127

(Address of principal executive offices)                                         (Zip Code)

Registrant's telephone number, including area code (888) 972-6311

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

See the monthly statement attached as Exhibit 20.1 hereto distributed to holders of College Loan Corporation Trust I, Student Loan Asset-Backed Notes, Series 2003-2, Series 2004-1, and 2005-1.

Item 9.01 Financial Statements and Exhibits.

           (c) Exhibits furnished in accordance with Items 601(a) of Regulation S-K.

Exhibit No. 20.1	Monthly statement distributed to holders of College Loan Corporation Trust I Student Loan Asset-Backed Notes, Series 2003-2, Series 2004-1, and 2005-1.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLLEGE LOAN CORPORATION TRUST I
COLLEGE LOAN CORPORATION
(Co-Registrants)

Dated: February 15, 2005	College Loan Corporation, as Co- Registrant By: /s/ John Falb Name: John Falb Title: Vice President of Capital Markets

Dated: February 15, 2005	College Loan Corporation Trust I, as Co-Registrant, by College Loan LLC, as Sponsor By: /s/ John Falb Name: John Falb Title: Vice President of Capital Markets

EXHIBIT INDEX

Exhibit Number 20.1	Description Monthly statement distributed to holders of College Loan Corporation Trust I Student Loan Asset-Backed Notes, Series 2003-2, Series 2004-1, and 2005-1.